UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2003

ARGONAUT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31019	94-3216714

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Chess Drive
Foster City, CA	94404

(Address of principal executive offices)	(Zip Code)

(650) 655-4200

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Conditions
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Conditions

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12 – Results of Operations and Financial Condition and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Argonaut Technologies, Inc. under the Securities Act of 1933, as amended.

On February 24, 2004, Argonaut Technologies, Inc. issued a press release announcing its financial results for the quarter and year end December 31, 2003. A copy of Argonaut Technologies, Inc. press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2004	ARGONAUT TECHNOLOGIES, INC.

	By:	/s/ David Foster

David Foster
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by Argonaut Technologies, Inc. announcing financial results for the fourth quarter and year-end 2003.